Exhibit 24

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Richard A. Abdoo
Richard A. Abdoo

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 19th day of February, 2003.

/s/ Ted D. Kellner
Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Katharine C. Lyall
Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Peter M. Platten, III
Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ James A. Urdan
James A. Urdan

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ James B. Wigdale
James B. Wigdale

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Jon F. Chait
Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Bruce E. Jacobs
Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Donald R. Johnson
Donald R. Johnson

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Dennis J. Kuester
Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Edward L. Meyer, Jr.
Edward L. Meyer, Jr.

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ San W. Orr, Jr.
San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ George E. Wardeberg
George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ David L. Andreas
David L. Andreas

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 19th day of February, 2003.

/s/ Andrew N. Baur
Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 25th day of February, 2003.

/s/ Timothy E. Hoeksema
Timothy E. Hoeksema

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ John A. Mellowes
John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Robert J. O’Toole
Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Robert A. Schaefer
Robert A. Schaefer

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ John S. Shiely
John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

(2002 Form 10-K)

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form 10-K for the fiscal year ended December 31, 2002 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 20th day of February, 2003.

/s/ Wendell F. Bueche
Wendell F. Bueche